U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549


                                 Form 8-K

                              CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 12, 1996


                     California Micro Devices Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       California                  33-399-77           94-2672609
      -------------                ---------           ----------
State or other jurisdiction       (Commission         (IRS Employer
    of Incorporation)              File Number)       Identification No.)


         215 Topaz Street, Milpitas, CA                  95035-5430
         ------------------------------                  ----------
   (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:     (408)263-3214
                                                         ------------


                            Not Applicable
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)



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

Item 5.	Other Events.
           -------------

     On August 12, 1996, California Micro Devices Corporation (the "Company") released certain information regarding the appointment of Nick Bacile as Vice President of Marketing as attached hereto. Mr. Bacile was appointed an officer of the Company on July 26, 1996.

     Mr. Zia Malik, Vice President of HML Business Relations, was appointed an officer of the Company on July 26, 1996.



































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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 15, 1996            CALIFORNIA MICRO DEVICES CORPORATION


                      By:


                       					/s/ John E. Trewin
                           John E. Trewin
                           Vice President and Chief Financial Officer


























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[logo design CALIFORNIA MICRO DEVICES CORPORATION]
CALIFORNIA MICRO DEVICES
                                                             NEWS RELEASE
                                                    FOR MORE INFORMATION:
                                     Roberta Silverstein, Press and Media
                                                            (408)934-3141

           CALIFORNIA MICRO DEVICES APPOINTS NICK BACILE AS VICE
                          PRESIDENT OF MARKETING

Formerly with National Semiconductor, Nick Bacile to head worldwide marketing, applications and communication departments at California Micro Devices

Milpitas, California - August 12, 1996 - California Micro Devices (NASDAQ
NSM: CAMD) has recently appointed Mr. Nick Bacile as vice president of marketing to further the Company's thrust in marketing and positioning their termination and filtering application specific passive network solutions.

"Mr. Bacile brings to California Micro Devices a wealth of management experience in sales and marketing," stated Jeffrey Kalb, chief executive officer and president of California Micro Devices (CMD). "Nick has a solid reputation for planning and implementing key programs, procedures and controls that produce positive and profitable results. During his tenure at National Semiconductor, Nick led the marketing effort which successfully rebuilt National's discrete business from a loss to a profit in one year."

Mr. Bacile has spent the last six years at National Semiconductor in key positions: vice president of marketing, research and development for Dynacraft Leadframe division; director of marketing for the discretes products division; and director of analog products in the America business center. He has also honed his management skills by working for such companies as AG Associates, Microlinear, Sahni Corporation, Interdesign, and Fairchild Semiconductor.

Mr. Bacile is holder of three patents/patents-pending for In-situ Emmissivity Measurement of a heated silicon wafer, laser finishing of IC copper leadframes, and laser trimming of IC copper leadframes. He is a graduate of the University of Houston.
                                 #  #  #
Headquartered in Milpitas, California, California Micro Devices (CMD) designs, manufactures and markets integrated thin-film, silicon based termination and filtering passive components and active electronic circuitry. CMD's products target the requirements of computer, networking and communication-based customers for smaller, densely integrated devices that operate at high frequencies with superior performance and functionality.

CALIFORNIA MICRO DEVICES CORPORATION    215 TOPAZ STREET, MILPITAS, CA 95035
              PHONE (408)263-3214  FAX (408)263-7846

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